File No. 2-42352
                                                            File No. 811-2239


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION



                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant
[X]


Check the appropriate box:

     [ ] Preliminary proxy statement

     [ ] Confidential,  for Use of the  Commission  Only (as  permitted by Rule
         14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive  additional  materials

     [ ] Soliciting  material  pursuant to
         Rule 14a-11(c) or Rule 14a-12




                             Pioneer Interest Shares
                 (Name of Registrant as Specified in Its Charter


                             Pioneer Interest Shares
                   (Name of Person(s) Filing Proxy Statement)

                            PIONEER INTEREST SHARES
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD TUESDAY, JUNE 23, 1998

     The Annual Meeting of Shareholders (the "Meeting") of Pioneer Interest Shares, a Delaware Business Trust (the "Fund"), will be held at the offices of Hale and Dorr LLP, counsel to the Fund, at 60 State Street, 26th floor, Boston, Massachusetts 02109 on Tuesday, June 23, 1998 at 2:00 p.m. (Boston time) to consider and act upon the following proposals:

     1. To elect the nine (9) Trustees named in the attached Proxy Statement to serve on the Fund's Board of Trustees until their successors have been duly elected and qualified;

     2. To ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998; and

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on April 30, 1998 are entitled to vote at the Meeting or any adjournment thereof.


                                           By Order of the Board of Trustees,

                                           Joseph P. Barri, Secretary

Boston, Massachusetts

May 11, 1998

                            ------------------------

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                                       0598-5192

                          PIONEER INTEREST SHARES INC.
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 23, 1998


                                  INTRODUCTION


     This Proxy Statement is furnished to shareholders of Pioneer Interest Shares, a Delaware business trust (the "Fund"), in connection with the solicitation of proxies by the Fund's Board of Trustees for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Hale and Dorr LLP, counsel to the Fund, at 60 State Street, 26th floor, Boston, Massachusetts 02109 on Tuesday, June 23, 1998 at 2:00 p.m. (Boston time) and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The attached Notice, this Proxy Statement (the "Proxy Statement") and the enclosed proxy card are being mailed to shareholders on or after May 8, 1998. THE FUND'S ANNUAL REPORT FOR ITS FISCAL PERIOD ENDED DECEMBER 31, 1997 WAS MAILED TO SHAREHOLDERS ON OR ABOUT FEBRUARY 28, 1998. ADDITIONAL COPIES MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE FUND AT ITS EXECUTIVE OFFICES, 60 STATE STREET, BOSTON, MASSACHUSETTS 02109 OR BY CALLING 1-800-225-6292.

     Shareholders of record as of the close of business on April 30, 1998 (the "Record Date") are entitled to vote on all business of the Meeting or any adjournments thereof. As of the Record Date, 7,381,962 shares of beneficial interest of the Fund were outstanding. To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund as of April 30, 1998, except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 4,830,187 shares as nominee.

                                  PROPOSAL 1.

                         ELECTION OF BOARD OF TRUSTEES

     The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the nine (9) nominees named below as Trustees of the Fund. All of the nominees currently serve as Trustees.

     Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for such other person as shall be designated by the Board of Trustees.


     The following table sets forth each nominee's position(s) with the Fund, age, address, principal occupation or employment during the past five years; trusteeships and directorships; and indicates the date on which he or she first became a Trustee of the Fund. The table also shows the number of shares of beneficial interest of the Fund beneficially owned by each nominee, directly or indirectly, on May 5, 1998.



                                                                              SHARES OF BENEFICIAL
                                                                              INTEREST OF THE FUND
                                                                             BENEFICIALLY OWNED AND
          NAME, AGE,                 PRINCIPAL OCCUPATION          FIRST      PERCENTAGE OF TOTAL
     POSITION(s) WITH THE                OR EMPLOYMENT            BECAME A   SHARES OUTSTANDING ON
       FUND AND ADDRESS        AND DIRECTORSHIPS/TRUSTEESHIPS(1)  TRUSTEE      MAY 5, 1998(2)
------------------------------ ---------------------------------  --------   ----------------------
JOHN F. COGAN, JR., 71*....... President, Chief Executive           1993         1,000
  Chairman of the Board,         Officer and a Director of The                  (0.0)%
  President and Trustee          Pioneer Group, Inc. ("PGI");
  60 State Street                Chairman and a Director of
  Boston, MA 02109               Pioneering Management
                                 Corporation ("PMC") and Pioneer
                                 Funds Distributor, Inc.
                                 ("PFD"); Director of Pioneer-
                                 ing Services Corporation
                                 ("PSC"), Pioneer Capital
                                 Corporation ("PCC"), Pioneer
                                 Real Estate Advisors, Inc.
                                 ("PREA"), Pioneer Forest, Inc.,
                                 Pioneer Explorer, Inc., Pioneer
                                 Management (Ireland) Ltd.
                                 ("PMIL") and Closed Joint Stock
                                 Company "Forest-Starma";
                                 President and Director of Pio-
                                 neer Metals and Technology,
                                 Inc. ("PMT"), Pioneer
                                 International Corp. ("PIntl"),
                                 Pioneer First Russia, Inc.
                                 ("First Russia") and Pioneer
                                 Omega, Inc. ("Omega"); Chairman
                                 of the Board and Director of
                                 Pioneer Goldfields Limited
                                 ("PGL") and Teberebie
                                 Goldfields Limited; Chairman of
                                 the Supervisory Board of
                                 Pioneer Funds Marketing, GmbH
                                 ("Pioneer GmbH"),

                                                                              SHARES OF BENEFICIAL
                                                                              INTEREST OF THE FUND
                                                                             BENEFICIALLY OWNED AND
          NAME, AGE,                 PRINCIPAL OCCUPATION          FIRST      PERCENTAGE OF TOTAL
     POSITION(s) WITH THE                OR EMPLOYMENT            BECAME A   SHARES OUTSTANDING ON
       FUND AND ADDRESS        AND DIRECTORSHIPS/TRUSTEESHIPS(1)  TRUSTEE      MAY 5, 1998(2)
------------------------------ ---------------------------------  --------   ----------------------
                                 Pioneer First Polish Investment
                                 Fund Joint Stock Company, S.A.
                                 ("PFPT") and Pioneer Czech
                                 Investment Company, A.S.
                                 ("Pioneer Czech"); Director of
                                 Pioneer Global Equity Fund Plc,
                                 Pioneer Global Bond Fund Plc,
                                 Pioneer DM Cashfonds Plc,
                                 Pioneer European Equity Fund
                                 Plc, Pioneer Central & Eastern
                                 Europe Fund Plc and Pioneer US
                                 Real Estate Fund Plc; and
                                 Partner, Hale and Dorr LLP
                                 (counsel to PGI and the Fund)
MARY K. BUSH, 50.............. President, Bush & Co., an            1997          -0-
  Trustee                        international financial advisory
  4201 Cathedral Ave. NW         firm, since 1991;
  Apt. 1016E                     Director/Trustee of Mortgage
  Washington, DC 20016           Guaranty Insurance Corporation,
                                 Novacon Management Company,
                                 Hoover Institution, Folger
                                 Shakespeare Library, March of
                                 Dimes, Project 2000, Inc.
                                 (not-for-profit organization),
                                 Small Enterprise Assistance
                                 Fund and Wilberforce
                                 University; Advisory Board
                                 member, Washington Mutual
                                 Investors Fund, a registered
                                 investment company; U.S.
                                 Alternate Executive Director,
                                 International Monetary Fund
                                 (1984-1988); and Managing
                                 Director, Federal Housing
                                 Finance Board (1989-1991)
RICHARD H. EGDAHL, M.D., 71... Alexander Graham Bell Professor      1993         1,000
  Trustee                        of Health Care Entrepreneurship,
  Boston University              Boston University; Professor of
  Health Policy Institute        Management, Boston University
  53 Bay State Road              School of Management; Professor
  Boston, MA 02215               of Public Health, Boston
                                 University School of Public
                                 Health; Professor of Surgery,
                                 Boston University School of
                                 Medicine; University Professor,
                                 Boston University; Director,
                                 Boston University Health Policy
                                 Institute and Boston University
                                 Program for Health Care
                                 Entrepreneurship; Director,
                                 CORE (management of workers'
                                 compensation and disability
                                 costs - NASDAQ); Director,
                                 WellSpace (provider of
                                 complementary health care);
                                 Trustee, Boston Medical Center,
                                 and Honorary Trustee,
                                 Franciscan Children's Hospital

                                                                              SHARES OF BENEFICIAL
                                                                              INTEREST OF THE FUND
                                                                             BENEFICIALLY OWNED AND
          NAME, AGE,                 PRINCIPAL OCCUPATION          FIRST      PERCENTAGE OF TOTAL
     POSITION(s) WITH THE                OR EMPLOYMENT            BECAME A   SHARES OUTSTANDING ON
       FUND AND ADDRESS        AND DIRECTORSHIPS/TRUSTEESHIPS(1)  TRUSTEE      MAY 5, 1998(2)
------------------------------ ---------------------------------  --------   ----------------------
MARGARET B.W. GRAHAM, 50...... Founding Director, The Winthrop      1993          100
  Trustee                        Group, Inc. (consulting firm);                 (0.0)%
  The Keep                       Manager of Research Operations,
  P.O. Box 110                   Xerox Palo Alto Research
  Little Deer Isle,              Center, from 1991 to 1994;
  ME 04650                       Professor of Operations
                                 Management and Management of
                                 Technology; and Associate Dean,
                                 Boston University School of
                                 Management, from 1989 to 1993
JOHN W. KENDRICK, 80.......... Professor Emeritus, George           1993          300
  Trustee                        Washington University; Director,               (0.0)%
  6363 Waterway Dr.              American Productivity and
  Falls Church, VA 22044         Quality Center; Adjunct
                                 Scholar, American Enterprise
                                 Institute; and Economic
                                 Consultant
MARGUERITE A. PIRET, 49....... President, Newbury, Piret &          1993          100
  Trustee                        Company, Inc. (merchant banking                (0.0)%
  One Boston Place               firm); Trustee of Boston
  Suite 2635                     Medical Center; and a Member of
  Boston, MA 02108               The Board of Governors of The
                                 Investment Company Institute
                                 ("ICI")
DAVID D. TRIPPLE, 53*......... Executive Vice President and a       1993          100
  Executive Vice                 Director of PGI; President, Chief              (0.0)%
  President and Trustee          Investment Officer and a
  60 State Street                Director of PMC; Director of
  Boston, MA 02109               PFD, PCC, PIntl, PMIL, First
                                 Russia, Omega, Pioneer SBIC
                                 Corporation ("Pioneer SBIC"),
                                 PMIL, Pioneer Global Equity
                                 Fund Plc, Pioneer Global Bond
                                 Fund Plc, Pioneer DM Cashfonds
                                 Plc, Pioneer European Equity
                                 Fund Plc, Pioneer Central &
                                 Eastern Europe Fund Plc and
                                 Pioneer US Real Estate Fund Plc
STEPHEN K. WEST, 69........... Of Counsel to Sullivan & Cromwell    1993          300
  Trustee                        (a law firm); and Trustee, The                 (0.0)%
  125 Broad Street               Winthrop Focus Funds (mutual
  New York, NY 10004             funds)
JOHN WINTHROP, 61............. President, John Winthrop & Co.,      1993          101
  Trustee                        Inc. (private investment firm)                 (0.0)%
  One North Adgers Wharf         and Director of NUI Corp.,
  Charleston, SC 29401           (energy sales, services and
                                 distribution)

---------------
* Messrs. Cogan and Tripple are "interested persons" of the Fund, PMC and PFD within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

(1) Each nominee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds and for each of the portfolios of the Pioneer Variable Contracts Trust (except Messrs. Kendrick and Winthrop and Mesdames Bush and Graham who do not serve as Trustees for Pioneer Variable Contracts Trust). Each Trustee was elected by the shareholders of the Fund in 1997.

(2) As of May 5, 1998, the Trustees and officers of the Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Fund's outstanding shares.

     Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the Nominating Committee of the Board of Trustees. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Ms. Bush, Dr. Egdahl, Ms. Graham, Mr. Kendrick, Ms. Piret, Mr. West and Mr. Winthrop (the "Non-Interested Trustees") also serve on the Non-Interested Trustees Committee of the Board of Trustees. The Non-Interested Trustees Committee meets at least quarterly to discuss matters of particular interest to the Non-Interested Trustees.

     During the fiscal year ended December 31, 1997, the Board of Trustees held 12 meetings, the Audit Committee held 11 meetings and the Nominating Committee held one meeting. All of the current Trustees and Committee Members then serving attended at least 75% of the meetings of the Board of Trustees or applicable committee, if any, held during the fiscal year ended December 31, 1997.

OTHER EXECUTIVE OFFICERS

     In addition to Messrs. Cogan and Tripple, who serve as executive officers of the Fund, the following table provides information with respect to the other executive officers of the Fund. Each executive officer is elected by the Board of Trustees and serves until his successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


         NAME, AGE AND
    POSITION WITH THE FUND                   PRINCIPAL OCCUPATION(s)
    ----------------------        ----------------------------------------------
William H. Keough, 61,.........   Senior Vice President, Chief Financial Officer
  Treasurer                         and Treasurer of PGI; Treasurer of PFD, PMC,
                                    PSC, PCC, Pioneer SBIC, PIntl, PMT, PGL,
                                    First Russia, Omega and each fund in the
                                    Pioneer family of mutual funds.
Joseph P. Barri, 51,...........   Secretary of PGI, PMC, PCC, PIntl, PMT, First
  Secretary                         Russia, Omega and each fund in the Pioneer
                                    family of mutual funds; Clerk of PFD and PSC
                                    and Partner, Hale and Dorr (Counsel to the
                                    Fund).

REMUNERATION OF TRUSTEES AND OFFICERS

     The following table provides information regarding the compensation paid by the Fund and the other investment companies in the Pioneer Family of mutual funds to the Trustees for their services as indicated below. Compensation paid by the Fund to

Messrs. Cogan and Tripple, interested persons of PMC, is reimbursed to the Fund by PMC. The Fund pays no salary or other compensation to its officers.


                                                               TOTAL COMPENSATION
                                                                  FROM THE FUND
                                              AGGREGATE        AND OTHER FUNDS IN
                                             COMPENSATION      THE PIONEER FAMILY
                 TRUSTEE                   FROM THE FUND(+)    OF MUTUAL FUNDS(++)
                 -------                   ----------------    -------------------
John F. Cogan, Jr........................       $   500             $ 12,000
Mary K. Bush*............................           909               30,000
Richard H. Egdahl, M.D...................         1,832               62,000
Margaret B.W. Graham.....................         1,832               60,000
John W. Kendrick.........................         1,699               55,800
Marguerite A. Piret......................         2,114               80,000
David D. Tripple.........................           500               12,000
Stephen K. West..........................         1,828               63,800
John Winthrop............................         2,058               69,000
                                                -------             --------
    Totals...............................       $13,272             $444,600
                                                =======             ========


---------------

 (+) For the fiscal year ended December 31, 1997.

 (++) For the calendar year ended December 31, 1997.

 * Ms. Bush was first elected as a Trustee in June, 1997.

INVESTMENT ADVISER

     PMC, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Fund.

     PMC is a wholly owned subsidiary of PGI. As of March 31, 1998, Mr. Cogan beneficially owned 3,602,901 shares (13.97%) of the outstanding Common Stock of PGI. Mr. Cogan's beneficial holdings included 777,950 shares held in trusts with respect to which Mr. Cogan may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which Mr. Cogan has the right to acquire under outstanding options within sixty days of March 31, 1998. At such date, Robert L. Butler and David D. Tripple, PMC's other directors, each owned beneficially less than 2% of the outstanding Common Stock of PGI. As of March 31, 1998, officers and directors of PMC and Trustees and officers of the Fund beneficially owned an aggregate of 4,584,479 shares of Common Stock of PGI, approximately 17.32% of the outstanding Common Stock of PGI. During PGI's fiscal year ended December 31, 1997, there were no transactions in PGI Common Stock by any officer, Trustee or nominee for election as Trustee of the Fund, PMC and/or PFD in an amount equal to or exceeding 1% of the outstanding Common Stock of PGI.

REQUIRED VOTE

     In accordance with the Fund's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the Fund voted at the Meeting is sufficient to elect the nominees.

                                  PROPOSAL 2.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP has served as the Fund's independent public accountant since 1994. Audit services during the fiscal year ending December 31, 1998 will consist of examinations of the Fund's financial statements and reviews of the Fund's filings with the Commission.

     The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, has selected Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998, subject to shareholder ratification at the Meeting. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement if he or she desires to do so and to respond to appropriate questions. Arthur Andersen LLP has advised the Fund that it has no direct or indirect financial interest in the Fund.

REQUIRED VOTE

     The ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998 requires the affirmative vote of a majority of the shares of the Fund, present in person or by proxy and entitled to vote at the Meeting.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

     Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the Fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the Trustees' solicitation of proxies for such meeting and must comply with the requirements of Rule 14a-8 under the Exchange Act. The Fund currently expects to hold the next annual shareholders' meeting on or about June 22, 1999, which date is subject to change.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

     A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any Proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn such Meeting to a later date. In the event that a quorum is present at the Meeting but sufficient votes in favor of any Proposal, including the electing of the nominees to the Board of Trustees, have not been received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such adjournment and will vote those proxies required to be voted against any such Proposal against such adjournment. A shareholder vote may be taken on one or all of the Proposals prior to such adjournment if sufficient votes for the Proposal's approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

     Shares of the Fund represented at the Meeting (including shares which abstain or do not vote with respect to one or more of the Proposals) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has the same legal effect as a vote against the Proposal.

     If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any Proposal, those shares will not be considered present and entitled to vote as to that Proposal. Accordingly, a
                                        8

"broker non-vote" has no effect on the voting in determining whether a proposal has been adopted. In general, brokers or nominees are given discretionary authority to vote shares held in street name with respect to the election of trustees/directors and the ratification of auditors.

OTHER BUSINESS

     While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Annual Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHODS OF SOLICITATION AND EXPENSES

     The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Annual Meeting of Shareholders and the accompanying proxy card will be borne by the Fund. In addition to soliciting proxies by mail, the Fund may, at its expense, have one or more of its officers, representatives or compensated third-party agents, including PMC, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of the shares held of record by such persons.

     The Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Persons holding shares as nominees will be reimbursed by the Fund, upon request, for the reasonable expense of mailing soliciting materials to the principals of the accounts.

                            PIONEER INTEREST SHARES


May 11, 1998

                                       10